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                           CERTIFICATE OF REINSURANCE
                                     FOR THE
                            AGREEMENT OF REINSURANCE
                                   between the
                  WORKERS' COMPENSATION REINSURANCE ASSOCIATION
                                       and

                     AMERICAN COMPENSATION INSURANCE COMPANY









January 1, 1997 - December 31, 1997                  Retention Limit: $1,080,000

This certifies that the entity named above is a Member of the Workers' Compensation Reinsurance Association (Association) as of the date indicated below, and that the Association reinsures the Member's liability for benefits pursuant to Minn. Stat. Ch. 176 in excess of the Member's retention limit for the period indicated above. This certificate shall not be valid for any portion of the indicated period during which the entity is not a Member of the Association.


                                                Workers' Compensation
                                                Reinsurance Association




                                                /s/ Jay Benanav
                                                --------------------------------
                                                Jay Y. Benanav
                                                President and Chief Executive
                                                Officer

                                                Dated: Monday, February 17, 1997




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                              [LETTERHEAD ADDRESS]